Exhibit 10.35


                                   AMENDMENT
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT


     THIS AMENDMENT NO. 5 dated as of November 15, 2002 to the ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") dated as of March 1, 2000 (such agreement as amended is referred to herein as the "Agreement") between Leucadia Financial Corporation, a Utah corporation ("Leucadia"), HomeFed Corporation, a Delaware corporation ("HomeFed"), HomeFed Resources Corporation, a California corporation ("HomeFed Resources") and HomeFed Communities, Inc., a California corporation ("HomeFed Communities").

     The following new paragraph shall replace in its entirety paragraph 4 of the Agreement:

     "4. Term and Termination. The term of this Agreement shall continue until December 31, 2003, unless extended in writing by mutual agreement of the parties. HomeFed shall have the right to terminate this Agreement, without restriction or penalty, upon 30 days prior written notice to the other party. In all events, the provisions of Section 7. "Indemnification" shall survive the termination of this Agreement, whether as a result of the passage of time or the election of HomeFed or otherwise."

     In all other respects, the Agreement shall remain unchanged.









                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first hereinabove written.


                                          LEUCADIA FINANCIAL CORPORATION
                                          Address: 529 East South Temple
                                          Salt Lake City, UT  84102

                                          By:   /s/ Joseph A. Orlando
                                                -----------------------
                                          Name:  Joseph A. Orlando
                                          Title: Vice President


                                          HOMEFED CORPORATION
                                          Address: 1903 Wright Place, Suite 220
                                                   Carlsbad, CA  92008

                                          By:   /s/  Paul J. Borden
                                                ------------------------
                                          Name:  Paul J. Borden
                                          Title: President


                                          HOMEFED RESOURCES CORPORATION
                                          Address: 1903 Wright Place, Suite 220
                                                   Carlsbad, CA  92008

                                          By:   /s/ Paul J. Borden
                                                ------------------------
                                          Name:  Paul J. Borden
                                          Title: President


                                          HOMEFED COMMUNITIES, INC.
                                          Address: 1903 Wright Place, Suite 220
                                                   Carlsbad, CA  92008

                                          By:   /s/ Paul J. Borden
                                                ------------------------
                                          Name:  Paul J. Borden
                                          Title: President